SUPPLEMENT DATED NOVEMBER 14, 2011 TO
                        THE PROSPECTUS DATED MAY 19, 2011

                    GUGGENHEIM DEFINED PORTFOLIOS, SERIES 783

                   GLOBAL WATER EQUITIES PORTFOLIO, SERIES 20

                               FILE NO. 333-173140

     Notwithstanding anything to the contrary in the Prospectus, shares of Northumbrian Water Group PLC (ticker: NWG LN) have been removed from the Trust's portfolio for certain reasons set forth under "Changing Your Portfolio" in the Prospectus.

     The number of shares of the remaining securities held by the Trust and the percentage of the portfolio those shares represent may fluctuate as additional units are created, the value of the securities fluctuates and as the Trust sells shares of the securities to meet redemptions, pay expenses and in other extraordinary circumstances. Please see the Prospectus for additional information.

                       Please keep for future reference.